UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2010 (September 1, 2010)

______________

LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
103 Powell Court, Suite 200 Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 372-8500
(Registrant’s telephone number, including area code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 4 pages

Exhibit Index located on Page 4

Item 8.01.	Other Events.

On September 1, 2010, LifePoint Hospitals, Inc. (the "Company") issued a press release announcing the completion of its acquisition of Sumner Regional Health Systems, comprised of 155-bed Sumner Regional Medical Center in Gallatin, Riverview Regional Medical Center North and South, an 88-bed medical center with two campuses in Carthage; and Trousdale Medical Center, a 25-bed critical access hospital in Hartsville.

See the press release attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Shell company transactions.

None required

(d)	Exhibits.

99.1	Copy of press release issued by the Company on September 1, 2010, announcing the completion of the acquisition of Sumner Regional Health Systems.

Page 2 of 4 pages

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 1, 2010	LIFEPOINT HOSPITALS, INC.

		By:	/s/ Paul D. Gilbert

Paul D. Gilbert
Executive Vice President and
Chief Legal Officer

Page 3 of 4 pages

EXHIBIT INDEX

Exhibit Number	Description

99.1	Copy of press release issued by the Company on September 1, 2010, announcing the completion of the acquisition of Sumner Regional Health Systems.

Page 4 of 4 pages